UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 30, 2022

NOCERA, INC.

(Exact name of registrant as specified in charter)

Nevada	001-41434	16-1626611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City Taiwan 221, ROC

(Address of principal executive offices and zip code)

(886) 910-163-358

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NCRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01 Entry into a Material Definitive Agreement

On November 30, 2022, Nocera, Inc., a Nevada corporation (the “Company”), entered into a Purchase of Business Agreement (the “XFC Purchase Agreement”) with Han-Chieh Shih (the “Purchaser”), in which the Company sold its controlling interest of Xin Feng Construction Co., Ltd, a domestic funded limited liability company registered in Taiwan (“XFC”), to the Purchaser for a total purchase cash price of $300,000 (the “XFC Sale”). The closing of the XFC Sale occurred on November 30, 2022 (the “Closing Date”).

Pursuant to the XFC Purchase Agreement, the Purchaser did not assume nor is liable for any of the liabilities, debts, or obligations of the Seller arising out of the ownership or operation of XFC prior to and including the Closing Date. Also, the Company has agreed to indemnify and save harmless the Purchaser, its officers, directors, employees, agents, and shareholders from and against all costs, expenses, losses, claims, and liabilities, including reasonable legal fees and disbursements, or demands for income, sales, excise or other taxes, suffered or incurred by the Purchaser or any of the above-mentioned persons arising out of the ownership or operation of XFC prior to and including the Closing Date.

The XFC Purchase Agreement contained customary representations and warranties by both parties.

A copy of the XFC Purchase Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement

As previously disclosed by the Company in a Form 8-K filed with the Securities and Exchange Commission on January 4, 2021, on December 31, 2020, the Company and XFC entered into a series of contractual agreements (“VIE Agreements”) whereby the Company agreed to provide technical consulting and related services to XFC, in exchange for the Company’s ability to (i) have the power to direct the activities that most significantly affect the economic performance of XFC, and (ii) receive the economic benefits of XFC that could be significant to XFC. As a result of the XFC Sale disclosed in Item 1.01 of this Form 8-K, the VIE Agreements were terminated as of the Closing Date.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Purchase of Business Agreement dated as of November 30, 2022, by and between Nocera, Inc. and Han-Chieh Shih
104	Cover Page Interactive Data File (formatted in inline XBRL, and included in exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCERA, INC.

Date: December 2, 2022	By: /s/ Yin-Chieh Cheng
Name: Yin-Chieh Cheng
Title: President and Chief Executive Officer

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